CORPORATE OVERVIEW | 1Q2013 1 …………………………..……………………………………. Local Corporation We connect local businesses with online consumers Corporate Overview: 1Q2013 Exhibit 99.1

CORPORATE OVERVIEW | 1Q2013 2
………………..…………………………………….
Forward looking statements
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange
Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”,
“believes”, “should”,  “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of “Adjusted
Net Income/Loss” which we define as net income/loss excluding:
provision for income taxes; interest and other income (expense), net;
depreciation; amortization; stock based compensation charges; gain or loss on warrant revaluation; net income (loss) from discontinued
operations; gain on sale of Rovion; impairment charges; LEC receivables reserve and severance charges.
Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that
Adjusted Net Income/Loss provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s
financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted Net
Income/Loss in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that
Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the
GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to,
GAAP net income or earnings per share.

$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
2006
2007
2008
2009
2010
2011
2012P
2013E
2006-2013 CAGR: ~31%

CORPORATE OVERVIEW | 1Q2013 3
………………………………………………..
Local Corporation Overview
REVENUE IN MILLIONS
Founded/IPO
Ticker
Reach
Flagship Site
Network
Patents
Headquarters
Employees
1999/2004
LOCM (NASDAQ)
~1 million consumers/day
Local.com – Top 100 US Site
Over 1,000 local sites
11 issued + 9 pending
Irvine, CA
~100
KEY FACTS
*2012 Preliminary; 2013 Estimated

Web Images Video Local Shopping Apps News More
YAHOO!
Plumber
bing
Hair Salon
Google
Murray Hill Hair Salon
Google Search

GOOGLE SEARCH TERM	CLICK BIDS*	PREMIUM
Plumber	$9.55	282%
Plumber **Los Angeles**	$26.91	
Credit Union	$0.91	235%
Seattle Credit Union	$2.14	
Restaurant	$1.39	139%
San Francisco Restaurant	$1.93	
Moving Company	$10.82	114%
Denver Moving Company	$12.38	
Wedding Florist	$1.92	147%
Orlando Wedding Florist	$2.82	
Hotel	$1.80	200%
New York City Hotel	$3.60	

*Bids as of June 25, 2012

local corporation

CORPORATE OVERVIEW | 1Q2013 4
Local searchers are often further along in the buying process, so they tend to convert to buyers at a higher rate.
Higher conversion rates means businesses will often
pay a premium to advertise to local searchers.
Pay-per-click rates for local versus national keyword terms…
What is ‘Local Search’?
Implicit
No location, but local
Explicit
Actual location
Local searchers are worth more!

Traditional
Online/Digital
US$ BILLIONS
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$134.6
$110.9
82.4%
$23.7
17.6%
$147.1
$109.0
74.1%
$38.1
25.9%
Traditional Media
CAGR -0.4%
Online/Digital Media
CAGR 12.6%
2012
2016

LOCAL SEARCH
$6.7B
28%
$10.2B
27%
CAGR
10.9%
2012
2016
LOCAL DSPLAY
$2.8B
12%
$5.1B
13%
CAGR
16.1%
2012
2016
MOBILE
$1.2B
5%
$5.8B
15%
CAGR
48.2%
2012
2016

CORPORATE OVERVIEW | 1Q2013 5 …………………………...…………………………………………. The Opportunity Offline is going digital, and digital is going local We have assets in all areas Source: BIA/Kelsey, January 2013

1

LOCAL BUSINESS DATA
• DEALS
• COUPONS
• PRODUCT INFORMATION
• EVENTS
• RATINGS & REVIEWS
local

2

YAHOO!
bing
Google

3

local corporation

CORPORATE OVERVIEW | 1Q2013 6
Our Model
We aggregate local business,  product and service
content and syndicate it across over 1,000 sites.
Search engines index this content and show those sites
in their search results, driving local search traffic to us.
We monetize that traffic with various ad units from ad
partners, and we keep most of the revenue generated.
Traffic
‘Consumer Properties’
Traffic  x Monetization = Revenue

local

jacksonville.com
Herald.com
ORANGE COUNTY
REGISTER

local corporation

CORPORATE OVERVIEW | 1Q2013 7
Consumer Properties
Business directories powered by Local Corporation include…
A private label local business directory provided to over 1,000 regional media sites nationwide – typically local newspapers
Network
Local.com
Our flagship
property
Arizona Daily Star
Arkansas News
Boston Herald
Columbia Daily Herald
Cumberland Times News
Daily Herald - Utah
Daily Princetonian
Daily Tarheel
East Valley Tribune
Honolulu Star Advertiser
Journal Star
Knoxville News Sentinel
LaCrosse Tribune
NC Times
Newsday
Norwich Bulletin
Observer-Reporter
Orange County Register
Pittsburgh Post-Gazette
San Diego Union Tribune
Santa Ynez Valley News
Savannah Morning News
St. Louis Post-Dispatch
Star Banner
The Arizona Republic
The Augusta Chronicle
The Commercial Appeal
The Dispatch
The Examiner
The Florida Times Union
The Gazette
The Record Searchlight
The State Journal-Register
The Telegraph
Treasure Coast
Triangle411
Valley News
Ventura County Star
Vermont Today
Washington Post

Fabis Hair Studio
About Us
Fabis Hair Studio Tips
Testimonials
Specials
Contact Us
launch
by local

local
Find a beauty salon in my area
Pamper yourself for the day
Find a bar in my area
Deals
spreebird

MOBILE TRAFFIC*

8M
12M
19M
25M
25M
220% Y/Y
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12

*MUVS

CORPORATE OVERVIEW | 1Q2013 8
Mobile
Mobile Apps and mobile-enabled available
for consumer sites:
• Local.com
• Spreebird.com
Launch by Local solution offers a
mobile-optimized website for SMBs
Source: BIA/Kelsey

MONTHLY UNIQUE VISITORS*
(LOCAL.COM AND NETWORK)

207M
259M
287M
346M
395M
2008
2009
2010
2011
2012

ORGANIC TRAFFIC*
(LOCAL.COM AND NETWORK)

91M
117M
157M
2010
2011
2012

*MUVS

local corporation

CORPORATE OVERVIEW | 1Q2013 9
• Multi-year traffic growth
• Organic traffic is low cost/high margin – at record levels
• Mobile traffic at record levels – still figuring out monetization, but we think we have key IP
………….................................……………………………….
Great Momentum

CORPORATE OVERVIEW | 1Q2013 10
…………………………………………...………………………..
IP & Technology
• Proprietary platform and know-how
» Real time business, product and services data integration
» Large scale local/commercial content production and syndication
» Very large scale CPC ad-serving and distribution
» Web indexing and local search relevance
» Very large scale SEO, SEM campaign expertise
» Local display ad production and syndication
» Web hosting and local/commercial domain name acquisition
• 11 patents issued, 9 pending
» Key patents
– Local web indexing (for indexing local web sites across the web)
– Pay per call for local and commercial searches via a mobile device (multiple patents)
• The billion dollar industry question: How do we monetize mobile?
– Dynamic cascading menu search (for product search on tablets and smart phones)
– Bulk domain registration and content management (for very large scale SEO)

CORPORATE OVERVIEW | 1Q2013 11
……………………..……….……….
Experience with Strategy Discipline
Heath Clarke
Founder, Chairman & CEO
20+ yrs exp
Founded Local in ’99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.
Mike Sawtell
President & COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now
Local Corporation)
COO & VP of Sales, Informative Research
Peter Hutto
SVP, Corporate Development
Co-Founder, ZeroDegrees
Managing Director, EDS & MCI
SystemhouseG
Erick Herring
SVP Technology
Founder Townloop
CTO Feedback.com
CTO, VP Product Webvisible
CTO Adapt Technologies
Rob Luskey
VP, Business Development
Director, Business Development,
go2 Systems, Inc.
Senior Manager, Internet Products and
Services, United Yellow Pages
Owner & Publisher, Local Impact
Publishing

CORPORATE OVERVIEW | 1Q2013 12
Growth Strategy
• Grow margins in O&O business (largest revenue stream)
» Margin optimization via new SEM tools
» Gradually ramping in the UK
• Grow revenues in Network (most profitable revenue stream)
» Expand number of sites via business development team (more traffic)
» New products planned… product directory, ‘Launch by Local’ SMB private label, publisher dashboard
» Leverage platform to produce new local/commercial content to grow traffic/site
• Reduce costs
» Channel sales vs. direct sales – projected 2013 cost savings of $4.6MM, beginning January 2013
• Developing opportunities
» Local display network – leveraging our existing Network
» Microsites (insurance, HVAC, alarm systems and more) – leveraging out platform
» Improved monetization via lead generation – monetization improvements
» Mobile – leveraging our platform

$100M
$80M
$60M
$40M
$20M
$0M
$(20)M
$18M
$16M
$14M
$12M
$10M
$8M
$6M
$4M
$2M
$0M
$(8.9)*
$(7.2)*
$(4.7)*
$3.0
$13.8
$(1.7)*
$(0.6)*
$5.0
2006
2007
2008
2009
2010
2011
2012 P
2013 E
GROSS INCOME
ADJUSTED NET INCOME

local
corporation

CORPORATE OVERVIEW | 1Q2013 13
……………………………………..
We Believe the Inflection Point is Now
Note: See reconciliation of Adjusted Net Income to GAAP net income at presentation end; 2012 Preliminary, 2013 Estimated; *Losses not to scale
• Five material challenges in
24 months withstood
» Significant cost to the
company in revenue and
earnings
• Highest revenue per
employee ever
» Projected growth to about
$900k per employee by
EOY 2013
» Running lean!
• Returning to profit
» Significant cost savings
starting 1Q13
» Projecting 1Q13 Adjusted
Net Income
» Forecasting positive cash
from operations from 2Q13
onwards
Material challenges over past 2 years

KEY BALANCE SHEET ITEMS (In Thousands)	December 31, 2012
Cash	$3,700
Accounts Receivable	12,600
Total Assets	53,900
Total debt	10,000
Total Liabilities	21,500
Shareholders Equity	$32,400

CAPITALIZATION (In Thousands)	December 31, 2012
Common Stock	22,172
Options[1] (Weighted Avg. Strike 4.07)	4,049
Warrants (Weighted Avg. Strike 8.37)	1,239
RSUs	348
PSUs	211
Fully Diluted	28,018

local corporation

CORPORATE OVERVIEW | 1Q2013 14
………………………………...……….
3Q12 Balance Sheet & Cap. Table
Additional Data:
I. $12 million credit facility.  Interest rate approximately 5%
II. Total authorized shares 65,000,000 common and 10,000,000 preferred
* Received $3.5 million proceeds from Rovion sale on October 19, 2012

CORPORATE OVERVIEW | 1Q2013 15
……………………….…….
Why Invest in Local Corporation Today?
• Multi-year track record of 31% CAGR
• Execs are buyers – exchanged bonuses for 182,000 shares in past 18 months
• Proprietary platform plus IP
• Well positioned for growth opportunities in a rapidly changing space
• Expected ANI in 1Q13
• We believe the inflection point is NOW

CORPORATE OVERVIEW | 1Q2013 16
Thank You
Heath Clarke
Founder, Chairman & Chief Executive Officer
hclarke@local.com
Ken Cragun
Chief Financial Officer
kcragun@local.com
949.784.0800
http://www.localcorporation.com

LOCAL SEARCH
SMB SOLUTIONS
REAL TIME PRODUCT SEARCH
PUBLISHER SOLUTIONS
local corporation
Angie's list
yp.com
superpages.com
dexknows
yelp
CITYGRID MEDIA
YellowBot
superpages.com
yext
HubSpot
orangeSODA
CITYGRID MEDIA
yp.com
dexknows
yodle
ReachLocal
Milo local shopping
pronto
Shopping.com
PriceGrabber.com
shopzilla
MojoPages
DataSphere
localedge
dirxion
RADIATE MEDIA
OwnLocal
PLANET DISCOVER
DIGITAL PRESS CONSORTIUM
TownNews.com

CORPORATE OVERVIEW | 1Q2013 17 Digital Media Landscape *Partners

PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

REACH

- LISTINGS
- DISPLAY
- SEO
- SEM
- LEADS
- DAILY DEAL

CORPORATE OVERVIEW | 1Q2013 18
…………………….
*Research by Vsplash and BIA/Kelsey: SMB Digital Scope and Audit Study
The Challenge Our Platform Solves for SMBs
Only 33.4% of SMBs have a local phone number on
their home page
Only 22% have an email address on their website
Just 6.7% of SMB websites are mobile-compatible
Only 6% have a Facebook business page
Google changes its search algorithm 500
times per year
Mobile has arrived in force

Google
Murray Hill Hair Salon
Google Search
I'm Feeling Lucky
murray hill hair salon
Murray Hill Hair Salon Company
Places for hair salon near Murray Hill, New York, NY
Bon-Bon Salon
Dazzle Beauty Salon
Hair Salons Manhattan

Murray Hill Hair Salon
212-213-3400
Fabis Hair Studio
Specials

local corporation

CORPORATE OVERVIEW | 1Q2013 19
Local SMB Customer: Fabi’s Hair Studio
Facebook and Twitter pages engage
customers and increase awareness
Beautiful site design and web hosting with
geo-targeted URL and custom content
Mobile-optimized site
features directions and
click-to-call
A consistent brand and user experience across multiple
channels adds small business credibility
(Murray Hill Hair Salon)

CORPORATE OVERVIEW | 1Q2013 20
…….
Reconciliation of Adjusted Net Income to GAAP Net Income
Actual Actual Actual Actual Actual Actual Prelim Forecast
DESCRIPTION FY-06 FY-07 FY-08 FY-09 FY-10 FY-11 FY-12 FY-13
Adjusted Net income (loss) (8,882) $   (7,217) $   (4,658) $ 3,041 $  13,775 $ (1,734) $   (600) $        5,000 $
Plus interest and other income (expense), net 288           (7,030)       312         (27)          (275)         (413)          (400)           (400)
Less provision for income taxes (1)              (1)              (1)            (158)        (102)         (178)          (100)           (200)
Less amortization of intangibles (947)          (1,121)       (999)        (2,524)    (5,734)     (5,136)       (4,100)        (1,300)
Less depreciation (1,213)       (1,085)       (814)        (734)        (1,418)     (3,277)       (3,800)        (4,500)
Less stock-based compensation (2,531)       (1,748)       (2,402)    (2,364)    (2,911)     (3,663)       (2,800)        (3,800)
Less LEC receivable reserve -            -            -          -          -           -            (1,400)        -
Less impairment charge -            -            -          -          -           -            (6,500)        -
Less net loss from discontinued operations -            -            -          -          -           (1,330)       (1,100)        -
Plus gain on sale of Rovion -            -            -          -          -           -            1,400         -
Less revaluation of warrants -            -            -          (2,981)    887          2,633        200            unknown
Less non-recurring charges -            -            -          (520)        -           (1,461)       (1,100)        (500)
GAAP Net income (loss) (13,286) $ (18,202) $ (8,562) $ (6,267) $ 4,222 $   (14,559) $ (20,300) $  unknown